SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                                             Reported): June 28, 2001


    INDYMAC ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2001, providing for the issuance of the Home Equity
          Mortgage Loan Asset Backed Certificates, Series SPMD 2001-B).

                               INDYMAC ABS, INC.
           (Exact name of registrant as specified in its charter)

   Delaware                        333-47158                     95-4685267
------------------------            ---------                  --------------
(State or Other Jurisdiction      (Commission                 (I.R.S. Employer
 of Incorporation)                 File Number)             Identification No.)


155 North Lake Avenue
Pasadena, Califormia                                           91101
---------------------------                                   -------
(Address of Principal                                       (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (800) 669-2300
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.
         ------------------------

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    Exhibits:

         5.1    Legality Opinion of Sidley Austin Brown & Wood LLP.

         8.1    Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        INDYMAC ABS, INC.



                                                    By: /s/ Blair Abernathy
                                                            Blair Abernathy
                                                            President


Dated: June 28, 2001

                                 Exhibit Index

Exhibit                                                                   Page

5.1     Legality Opinion of Sidley Austin Brown & Wood LLP                  6

8.1     Tax Opinion of Sidley Austin Brown & Wood LLP (included in
        Exhibit 5.1)                                                        6

23.1    Consent of Sidley Austin Brown & Wood LLP (included in
        Exhibits 5.1 and 8.1)                                               6